BLACKROCK SERIES, INC.

BlackRock Small Cap Growth Fund II

(the “Fund”)

Supplement dated December 1, 2017 to the

Summary Prospectus, the Prospectus and the Statement of Additional Information of the Fund, each dated September 28, 2017, as amended and supplemented to date

The Boards of Directors of BlackRock Series, Inc. and BlackRock Master LLC approved an Agreement and Plan of Reorganization (the “Agreement and Plan”) providing for the in-kind liquidation of BlackRock Master Small Cap Growth Portfolio (the “Master Portfolio”), a series of BlackRock Master LLC, into the Fund, followed by the reorganization of the Fund with BlackRock Advantage Small Cap Growth Fund (the “Acquiring Fund”), a series of BlackRock FundsSM (the “Reorganization”).

At a special meeting on November 27, 2017, shareholders of the Fund and interestholders of the Master Portfolio approved the Reorganization. The Reorganization is expected to take effect in the first quarter of 2018. Following the completion of the Reorganization, shareholders of the Fund will automatically become shareholders of the Acquiring Fund and the Fund and Master Portfolio will be terminated.

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Shareholders should retain this Supplement for future reference.

PR2SAI-19072-1217SUP